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                                 UNITED STATES

                        SECURITIES EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):February 23, 2001


                               HEALTHCENTRAL.COM
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    DELAWARE                     000-27567                     94-3250851
------------------       --------------------------       ---------------------
(Jurisdiction of         (Commission file number)         (I.R.S. Employer
 incorporation)                                          Identification No.)

                               HealthCentral.com
                       6001 Shellmound Street, Suite 800
                             Emeryville, CA  94608
      ------------------------------------------------------------------

                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (510) 250-2500


                                Not Applicable
            ------------------------------------------------------
            (Former name or address, if changed since last report)


ITEM 5.  OTHER EVENTS

On February 23, 2001, Albert L. Greene resigned as Chief Executive Officer of HealthCentral.com.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

Date:  March 9, 2001                   HealthCentral.com


                                       /s/  C. Fred Toney
                                       --------------------------------------
                                       C. Fred Toney
                                       Chief Executive Officer